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                                                                   EXHIBIT 10.22


                                WYLE ELECTRONICS

                               FIRST AMENDMENT TO

                                   AGREEMENT




         This First Amendment to Agreement (the "Agreement") is made of this 1st day of May, 1997, by and between Charles M. Clough ("Clough") and Wyle Electronics, a California corporation (the "Company") with reference to the following facts.

         A. On January 1, 1995, Employee and Company entered into an Agreement (the "Agreement");

         B. The parties desire to amend the Agreement to reflect an extension to the 1999 Annual Meeting of Shareholders or June 30, 1999 as more fully set forth below; and

         C. The parties desire to amend the Agreement to reflect an annual compensation increase to $350,000.

         IT IS THEREFORE AGREED AS FOLLOWS:

         1.      Section 3 is hereby amended and restated in its entirety:

                 "3.      Term.  Subject to the provisions for earlier
termination provided herein, the term of this Agreement shall continue through the 1999 Annual Meeting of Shareholders, currently scheduled for May 12, 1999, and will then terminate, or on June 30, 1999, whichever date shall first occur (the "Termination Date").

         2.      Section 4.1(b) is hereby amended and restated in its entirety:

                 "4.1(b).         Effective May 1, 1997 through the Termination
Date, Clough will receive for services as Chairman of the Board an annual fee of $350,000, payable monthly, such fee to be inclusive of any and all director and committee fees."

         3. Except as specifically set forth herein, the Agreement is not being amended or modified and is in full force and effect.





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                 IN WITNESS WHEREOF, this Amendment to Agreement has been
executed the day and year first written above.

                                    WYLE ELECTRONICS



                                    By:  /s/ Stephen D. Natcher
                                         ------------------------------
                                         Stephen D. Natcher
                                    Its: Senior Vice President - Administration,
                                         General Counsel and Secretary



                                    /s/ Charles M. Clough
                                    ------------------------------
                                    Charles M. Clough









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